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                                                                    Exhibit 9(b)

                                   APPENDIX A

FUNDS OF THE TRUST

Government Bond Fund
Asset Allocation Fund
Growth Opportunities Fund
Large Company Growth Fund
Equity Index Fund


THE ONE GROUP(R) INVESTMENT TRUST

By:
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Title:
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NATIONWIDE INVESTORS SERVICES, INC.

By:
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Title:
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Dated: February 18, 1998
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